EXHIBIT 10.11






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                          CONSULTING SERVICES AGREEMENT

         AGREEMENT made this 12th day of August, 1993, by and between LOUIS DI VITA, hereinafter referred to as "CONSULTANT", residing at 679 Red Oak Lane, Kinnelon, New Jersey 07405; and PRIVATE LABEL COSMETICS, INC., PLC SPECIALTIES INC., FASHION LABORATORIES, INC., CONTEMPORARY COSMETIC GROUP, INC., INTERNATIONAL COSMETIC GROUP, INC., D.A. ADVERTISING GROUP INTERNATIONAL, INC. and INTRA- AFRICA CORPORATION, all New Jersey Corporations, hereinafter collectively referred to as the "CORPORATIONS", with their principal place of business at 20-10 Maple Avenue, Fair Lawn, New Jersey 07410;

                              W I T N E S S E T H:

         WHEREAS, the CORPORATIONS require certain services of CONSULTANT in WHEREAS, the CONSULTANT has special knowledge of those requirements and of the computer systems necessary to the operations of the CORPORATIONS;
and
         WHEREAS, the CORPORATIONS wish to retain the CONSULTANT's services in an advisory and consultative role as hereinafter described; and
         WHEREAS, CONSULTANT agrees to render services to the CORPORATIONS as hereinafter described.
         NOW, THEREFORE, in consideration of the mutual promises of the parties, it is agreed as follows:

                            I. NATURE OF RELATIONSHIP

         The CONSULTANT will perform consulting and advisory services to the CORPORATIONS with respect to the latters' computer systems, including advising as to the correction of systems and software problems, assisting in the update of software, assisting in the training of other computer personnel and advising on new computer services, products and software which may be of additional

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benefit to the CORPORATIONS.

                                    II. TERM

         The term of this Agreement shall be for a period of ten (10) years commencing August 12, 1993 and ending August 12, 2003.

                        III. CONSULTING TIME AND LOCATION

The services and hours the CONSULTANT is to render to the CORPORATIONS on any given date will be entirely with the CONSULTANT's discretion and control and may be rendered at or from such offices as the CONSULTANT may maintain. CONSULTANT agrees, however, that he shall be available to the CORPORATIONS at all times during the term hereof during normal working hours (to consist of 8 A.M. to 6 P.M. Eastern time, Mondays through Fridays) by computer contact via use of modems, as well as by telephone (and beeper) contact for both routine consulting and emergencies.

                       IV. PAYMENT FOR CONSULTING SERVICES

         The CORPORATIONS (or any one of them, as the CORPORATIONS in their sole discretion shall determine) shall pay the CONSULTANT for all his services hereunder total fees in the amount of One Million Three Hundred Thirty-four Thousand ($1,334,000.00) Dollars in one hundred twenty (120) equal consecutive monthly installments of Eleven Thousand One Hundred Sixteen and 66/100 ($11,116.66) Dollars each, commencing on September 12, 1993 and on the 12th day of each month thereafter through to and including August 12, 2003. Consultant shall also have the right to use and sell software programs of the CORPORATIONS provided that any such use or sale does not impair any right or economic interests of the CORPORATIONS.

                           V. TERMINATION OF AGREEMENT

         Neither party will have the right to terminate this Agreement, except upon such further written terms and conditions as the parties may mutually agree upon. This Agreement shall, however, terminate upon the death of CONSULTANT during the term hereof.

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                            VI. STATUS OF CONSULTANT

         This Agreement calls for the performance of the services of the CONSULTANT as an independent contractor and CONSULTANT will not be considered an employee of the CORPORATIONS for any purpose during the term hereof, nor shall the CONSULTANT have the right to act as agent for the CORPORATIONS in any capacity.

                                  VII. NOTICES

         Any notices hereunder shall be sent in writing, registered or certified mail, return receipt requested, to the addressee thereof, as the address set forth above or to such other address as a party in writing may direct.

                             VIII. ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between them with respect to the subject hereof and cannot be amended, modified or supplemented in any respect except by a contemporaneous or subsequent written agreement entered into by both parties.

                           IX. VALIDITY OF PROVISION

         The invalidity or unenforceability of any provision of this Agreement shall in no way effect the validity or enforceability of any other provision hereof.

                                X. APPLICABLE LAW

         This Agreement shall be governed by the laws of the State of New Jersey without giving effect to principles of conflict of law.

                                XI  BINDING EFFECT

         This Agreement shall binding upon the parties hereto and shall inure to their benefit and that of the CORPORATIONS' successors and assigns to the fullest extent permitted by law. This Agreement may not be assigned by CONSULTANT except to a Corporation of which he is a principal shareholder and upon written notice to the CORPORATIONS, and any other purported assignment of same by CONSULTANT shall be null and void.

Witnessed by or attested to

/s/ James A. Russo, Esq.                                      /s/ Louis Di Vita
James A. Russo, Esq.                                          LOUIS DI VITA



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                                              PRIVATE LABEL COSMETICS, INC.

/s/ Ronald Brady                               By: /s/ Michael J. Assante
Ronald Brady, Secretary                            Michael J. Assante, Pres.


                                               PLC SPECIALTIES, INC.

/s/ Ronald Brady                               By: /s/ Michael J. Assante
Ronald Brady, Secretary                            Michael J. Assante, Pres.


                                               FASHION LABORATORIES, INC.

/s/ Ronald Brady                               By: /s/ Michael J. Assante
Ronald Brady, Secretary                            Michael J. Assante, Pres.


                                               CONTEMPORARY COSMETIC GROUP,
                                               INC.

/s/ Ronald Brady                               By: /s/ Michael J. Assante
Ronald Brady, Secretary                            Michael J. Assante, Pres.


                                               INTERNATIONAL COSMETIC GROUP,
                                               INC.

/s/ Ronald Brady                               By: /s/ Michael J. Assante
Ronald Brady, Secretary                            Michael J. Assante, Pres.


                                               D.A. ADVERTISING GROUP INTER-
                                               NATIONAL, INC.

/s/ Ronald Brady                               By: /s/ Michael J. Assante
Ronald Brady, Secretary                            Michael J. Assante, Pres.


                                               INTRA-AFRICA CORPORATION

/s/ Ronald Brady                               By: /s/ Michael J. Assante
Ronald Brady, Ass't Secretary                      Michael J. Assante, Vice
                                                   Pres.


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                                                 CERTIFIED TO BE A TRUE COPY
                                                 ---------------------------


                                 PROMISSORY NOTE


$500,000.00                                               August 12, 1993

                                                   Hackensack, New Jersey


         FOR VALUE RECEIVED, the ndersigned promises to pay to the order of LOUIS DI VITA, at 679 Red Oak Lane, Kinnelon, New Jersey 07405, or to such other address as the holder hereof may direct, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 ($500,000.00) DOLLARS, together with interest thereon from the date hereof at the rate of Six (6.00%) percent per annum, payable in equal monthly installments of principal and interest in the amount of FIVE THOUSAND FIVE HUNDRED FIFTY-ONE AND 02/100 DOLLARS $5,551.02) commencing on September 12, 1993 and continuing on the twelfth (12th) day of each and every month thereafter until August 12, 2003, at which time the entire unpaid principal balance and any accrued interest under this Note shall be due and payable in full.

         Each of the monthly payments under this Note, when paid, shall be applied first to the payment of interest accrued on the unpaid principal, and the balance thereof, if any, toward the reduction of principal. Interest shall accrue to the date of payment in full of this Note. The Undersigned shall have the right to make prepayment of the within indebtedness, in whole or in part, only with the written consent of the holder hereof. All payments hereunder shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.

         All the terms and conditions of a certain Stock Redemption Agreement dated August 12, 1993, by and between the Undersigned and LOUIS DI VITA, among other parties, as same may be modified and amended from time to time by the parties thereto, are incorporated herein as though fully set forth at length, and the Undersigned acknowledges the delivery and execution of such Agreement.

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         And it is hereby expressly understood and agreed that should the
Undersigned fail to make payment of any installment of principal and interest hereinbefore provided when due and shall additionally fail to cure such default within thirty (30) days after receipt of written notice of same, or should any other default occur as defined in the covenants and conditions of the said Stock Redemption Agreement dated August 12, 1993, the same shall constitute a default hereunder, and the balance of said principal sum, with all accrued interest thereon, shall at the option of the holder of this Note, become immediately due and payable.

         The Undersigned and all other parties who may at any time be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of dishonor of this Note, and agree to any all costs of collection when incurred, including reasonable attorneys' fees whether incurred with or without litigation, and to perform and comply with each of the covenants and conditions, provisions and agreements of the Undersigned contained in every instrument evidencing or securing the indebtedness or given collaterally herewith.

         This note shall be construed according to the laws of the State of New Jersey.


                                               PRIVATE LABEL COSMETICS, INC.
ATTEST:

/s/ Ronald Brady                            By: /s/ Michael J. Assante
Ronald Brady, Secretary                         Michael J. Assante, President


                                               PLC SPECIALTIES, INC.


/s/ Ronald Brady                            By: /s/ Michael J. Assante
Ronald Brady, Secretary                         Michael J. Assante, President


                                               FASHION LABORATORIES, INC.


/s/ Ronald Brady                            By: /s/ Michael J. Assante
Ronald Brady, Secretary                         Michael J. Assante, President